Exhibit 10.21.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 29, 2017 (this “Amendment”), is by and between QUICKEN LOANS INC. (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.            The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013, as amended by the First Amendment to Credit Agreement dated as of April 21, 2014, as amended by the Second Amendment to Credit Agreement dated as of December 29, 2014, as amended by the Third Amendment to Credit Agreement dated as of April 24, 2015, as amended by the Fourth Amendment to Credit Agreement dated as of December 23, 2015, but effective as of December 29, 2015, as amended by the Fifth Amendment to Credit Agreement dated March 1, 2016, as amended by the Sixth Amendment to Credit Agreement dated February 28, 2017, as amended by the Seventh Amendment to Credit Agreement dated May 24, 2017, and as amended by the Eighth Amendment to Credit Agreement dated October 3, 2017, but effective as of September 1, 2017 (as amended and as may be further amended or restated from time to time, the “Credit Agreement”).

B.            The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1          The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical location:

“Master Repurchase Agreement” means that certain Master Repurchase Agreement to be entered into by and between JPMorgan Chase Bank, N.A (“Chase”). Borrower, and two wholly-owned special-purpose Subsidiaries (the “Special Purpose Subsidiaries”) under which (1) Borrower may repurchase certain defaulted loans from Ginnie Mae, (2) transfer participation interests in these loans to one or both of the Special Purpose Subsidiaries, (3) who will sell the participation interests to Chase, (4) with the obligations of the Special Purpose Subsidiaries to Chase being guaranteed by Borrower (the “MRA Guaranty”), and with the maximum amount of the facility not exceeding the lesser of (1) [***] or (2) [***] of Borrower’s Consolidated Total Assets (as defined in the Bond Financing documents).

“Ninth Amendment” means the Ninth Amendment to Credit Agreement dated November 29, 2017 between Borrower and Lender.

“Ninth Amendment Effective Date” means November 29, 2017.

1.2          The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:

“Bond Financing” means both (1) an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Third Amendment to Credit Agreement and (2) an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Ninth Amendment to Credit Agreement.

“Permitted Financing” means: (a) Warehousing Indebtedness, Securitization Indebtedness, MSR Indebtedness and similar arrangements whereby Borrower finances, sells or transfers Mortgage Assets, in each case, in the ordinary course of business and consistent with past practices; (b) obligations incurred in respect of Early Purchase Programs; (c) financing the carrying of REO Assets, (d) the Bond Financing, (e) the RHI Financing, and (f) financing provided under the Master Repurchase Agreement.

1.3          Section 5.10 of the Credit Agreement is amended to read:

SECTION 5.10                   Controlling Provisions.

(a)           Borrower must cause the fair market value of Borrower’s Mortgage Servicing Rights, as stated in the most recently received Valuation Report, that are not subject to any Lien, to be not less than [***].

(b)           Borrower must leave room in its “baskets” under the Bond Financing to secure Obligations with a first and only Lien on Mortgage Servicing Rights having a fair market value of at least [***] (as stated in the most recently received Valuation Report). Notwithstanding the foregoing, Borrower will not be obligated to secure the Obligations and any grant of a Lien on Mortgage Servicing Rights will be subject to (i) the prior approval of the party to the agreement giving rise to the Mortgage Servicing Rights (the “Other Party”), (ii) Borrower, Lender and the Other Party executing a mutually acceptable Acknowledgement Agreement, and (iii) other terms and conditions and documentation acceptable to Borrower and Lender.

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ARTICLE II REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender that:

2.1          The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary company action and are not in contravention of any law, the terms of its Articles of Incorporation or By-Laws, as applicable, or of any undertaking to which it is a party or by which it or its properties is bound.

2.2          This Amendment is the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with the respective terms hereof.

2.3          After giving effect to the amendments herein contained, the representations and warranties in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default exists or is continuing on the date hereof.

ARTICLE III CONDITIONS OF EFFECTIVENESS.

This Amendment is effective as of the date hereof when each of the following conditions is satisfied:

3.1          This Amendment is duly executed on behalf of the Borrower and the Lender.

3.2          Such other documents and items, and completion of such other matters in connection with this Amendment, as the Lender may reasonably request.

ARTICLE IV MISCELLANEOUS.

4.1          From and after the date of this Amendment, references in the Credit Agreement or in any other Loan Document to the Credit Agreement are treated as references to the Credit Agreement as amended by this Amendment and as further amended from time to time.

4.2          The Obligations are due and owing without setoff, counterclaim, or defense.

4.3          Terms used but not defined herein shall have the same meanings as in the Credit Agreement.

4.4          This Amendment is governed by and construed in accordance with the laws of the State of Michigan.

4.5          The Borrower agrees to pay the reasonable fees and expenses of counsel for the Lender in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

4.6          This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures and electronic signatures sent in PDF format are treated as originals.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed ad delivered as of the date first written above.

QUICKEN LOANS INC.

By:	/s/ Jay Farner
	Name:	Jay Farner
	Title:	Chief Executive Officer

FIFTH THIRD BANK

By:	/s/ Yasmeen Jasey
Yasmeen Jasey, Vice President

REAFFIRMATION

The undersigned is a party to the Agreement Regarding RHI Credit Facility dated May 24, 2017 with Lender {the “Related Agreement”). To induce Lender to enter into the Ninth Amendment to Credit Agreement, and for other good and valuable consideration the adequacy and receipt of which is acknowledged, the undersigned agrees that:

1.             The Related Agreement remains in full force and effect, is ratified and confirmed, remains binding on us, and extends to and covers all Obligations. All references to the Credit Agreement in the Related Agreement are to the Credit Agreement as amended by the Ninth Amendment. All of Borrower’s Obligations ad Indebtedness to Lender (including under the Credit Agreement as amended by the Ninth Amendment) are part of the Fifth Third Bank Debt (as defined in the Related Agreement).

2.             We consent to the Ninth Amendment, we represent that we have read all of the Ninth Amendment and its Exhibits, and we agree that the Recitals are accurate.

3.             Lender does not have to obtain our consent or reaffirmation to any other agreements or modifications to the Loan Documents or Lender’s relationship with Borrower.

ROCK HOLDINGS INC.

By:	/s/ Angelo V. Vitale
	Name:	Angelo V. Vitale
	Title:	Secretary

EXHIBIT A

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